Exhibit 10.11

AMENDMENT NO. 2

(dated and effective September 9, 2005)

to

CREDIT AGREEMENT

(that was dated as of September 14, 2004)

by and among

LASALLE BANK NATIONAL ASSOCIATION,

as Administrative Agent and Co-Lead Arranger,

WACHOVIA CAPITAL MARKETS, LLC, as Co-Lead Arranger,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent,

NATIONAL CITY BANK OF THE MIDWEST, as Co-Syndication Agent,

the LENDERS, and

CENTENE CORPORATION,

as Company

In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, CENTENE CORPORATION, a Delaware corporation (Company), LASALLE BANK NATIONAL ASSOCIATION (Administrative Agent), and the Lenders agree as follows:

1. Definitions; Section References. The term Original Loan Agreement means the Credit Agreement dated as of September 14, 2004 among Company, Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment No. 1 thereto dated as of July 18, 2005. The term this Amendment means this Amendment No. 2. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement. Section and Exhibit references are to sections of, and exhibits to, respectively, the Original Loan Agreement unless otherwise specified.

2. Conditions to Effectiveness of this Amendment. This Amendment is effective as of September 9, 2005, but only if, on or before 2:00 p.m. Chicago time on September 9, 2005, (i) this Amendment has been duly executed by Company, Administrative Agent, and each Lender, and (ii) except as otherwise indicated on Exhibit A to this Amendment, all of the documents listed on Exhibit A to this Amendment have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent, and all of the requirements described in Exhibit A to this Amendment shall have been met.

3. Amendments to Original Loan Agreement. The Original Loan Agreement is hereby amended as follows:

3.1. Agent Fee Letter. The definition of “Agent Fee Letter” in Section 1 is deleted in its entirety and replaced with the following:

Agent Fee Letter means the fee letter dated as of August 9, 2005 between the Company and the Administrative Agent.

3.2. Applicable Margin. The definition of “Applicable Margin” in Section 1 is amended by deleting the table therein in its entirety and replacing it with the following:

Level	Total Debt to EBITDA Ratio	LIBOR Margin	Base Rate Margin	Non-Use Fee Rate	L/C Fee Rate
I	Greater than or equal to 1.5:1	1.75%	0.25%	0.350%	1.75%

II	Greater than or equal to 1.0:1 but less than 1.5:1	1.50%	0.00%	0.300%	1.50%

III	Greater than or equal to 0.5:1 but less than 1.0:1	1.25%	0.00%	0.250%	1.25%

IV	Less than 0.5:1	1.00%	0.00%	0.225%	1.00%

3.3. Collateral Documents. The definition of “Collateral Documents” in Section 1 is deleted in its entirety and replaced with the following:

Collateral Documents means, collectively, any agreement or instrument pursuant to which the Company, any Subsidiary or any other Person grants or purports to grant Collateral to the Administrative Agent for the benefit of the Lenders or otherwise relates to such Collateral or guaranties the payment and/or performance of the Obligations.

3.4. Guaranty. The definition of “Guaranty” in Section 1 is deleted in its entirety.

3.5.	Loan Party. The definition of “Loan Party” in Section 1 is deleted in its entirety and replaced with the following:

Loan Party means the Company and each of its Subsidiaries (direct or indirect, whether now existing or hereafter created) separately, excluding any Dormant Subsidiary so long as it qualifies as a Dormant Subsidiary hereunder, but specifically including Centene Management Company LLC, a Wisconsin limited liability company, Centene Company of Texas, L.P., a Texas limited partnership, Managed Health Services Insurance Corp., a Wisconsin corporation, Superior HealthPlan, Inc., a Texas corporation, Coordinated Care Corporation Indiana, Inc., an Indiana corporation, Managed Health Services Illinois, Inc., an Illinois corporation, MHS Consulting Corporation, a Wisconsin corporation, Bankers Reserve Life Insurance Company of Wisconsin, a Wisconsin insurance company, University Health Plans, Inc., a New Jersey corporation, CenCorp Consulting Company, Inc., a Delaware corporation, Centene Finance Corporation, a Delaware corporation, Buckeye Community Health Plan, Inc., an Ohio corporation, Centene Holdings LLC, a Delaware limited liability company, CCTX Holdings, LLC, a Delaware limited liability company, AirLogix, Inc., a Delaware corporation, FirstGuard, Inc., a Delaware corporation, FirstGuard Health Plan, Inc., a Missouri corporation, and Peach State Health Plan, Inc., a Georgia corporation. The words “Loan Parties” refer to the Company and its now existing or hereafter created Subsidiaries (whether direct or indirect), excluding any Dormant Subsidiary so long as it qualifies as a Dormant Subsidiary hereunder, but specifically including each of the Persons specifically mentioned in the prior sentence, collectively. The Company agrees that any Subsidiary which is a Dormant Subsidiary will automatically become a Loan Party hereunder without any further action if at any time such Subsidiary ceases to be a Dormant Subsidiary.

3.6. Pledge Agreement. The definition of “Pledge Agreement” in Section 1 is deleted in its entirety.

3.7. Required Lenders. The definition of “Required Lenders” in Section 1 is deleted in its entirety and replaced with the following:

Required Lenders means, at any time, Lenders who have Pro Rata Shares which equal or exceed 51% as determined pursuant to clause (b) of the definition of “Pro Rata Share”.

3.8. Revolving Commitment. The definition of “Revolving Commitment” in Section 1 is amended by replacing the figure “$100,000,000.00” with the figure “$200,000,000.00”.

3.9. Termination Date. The definition of “Termination Date” in Section 1 is amended by replacing the date “September 14, 2009” with the date “September 9, 2010”.

3.10. Increase in Revolving Commitment. Section 2.1.2 is amended by replacing the words “up to an aggregate amount not exceeding $75,000,000 (resulting in a maximum Revolving Commitment of $175,000,000)” in the first sentence with the words “up to an aggregate amount not exceeding $75,000,000 (resulting in a maximum Revolving Commitment of $275,000,000)”.

3.11. L/C Commitment. Section 2.1.3 is amended by replacing the words “the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $20,000,000” in clause (a) with the words “the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $50,000,000”.

3.12. Application of Certain Payments. Section 7.2 is amended by deleting the words “all amounts collected or received by the Administrative Agent or any Lender as proceeds from the sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order” and replacing them with the words “all amounts collected or received by the Administrative Agent or any Lender, including amounts collected or received as proceeds from the sale of, or other realization upon, all or any part of the Collateral, shall be applied in the following order”.

3.13. Financial Condition. Section 9.4 is amended by replacing the dates “December 31, 2003” and “June 30, 2004” with the dates “December 31, 2004” and “June 30, 2005”, respectively.

3.14. No Material Adverse Change. Section 9.5 is amended by replacing the date “December 31, 2003” with the date “December 31, 2004”.

3.15. Equity Ownership. Section 9.8 is amended by deleting the words “other than those in favor of the Administrative Agent”.

3.16. Collateral Documents. Section 9.30 is deleted in its entirety and replaced with the following:

9.30 Collateral Documents. Each Collateral Document (if any) is effective to grant to Administrative Agent an enforceable Lien in the Collateral described therein (if any). Upon appropriate filing (as to all Collateral (if any) in which a Lien may be perfected under the UCC by filing) or Administrative Agent’s taking possession or control (as to all Collateral (if any) in which a Lien may be perfected under the UCC by possession or control by the secured party), Administrative Agent will have (for the benefit of the Lenders) a fully perfected first priority Lien in the Collateral described in each Collateral Document, if any.

3.17. Negative Pledges. Section 9.31 is amended by inserting the words “(if any)” at the end thereof.

3.18. Insurance. Section 10.3(c) is amended by inserting the following preamble at the beginning thereof: “The following paragraph applies in the event that any Loan Party grants Administrative Agent or any Lender a Lien on any Collateral at any time:”

3.19. Further Assurances. Section 10.11 is deleted in its entirety and replaced with the following:

10.11 Further Assurances. Take, and cause each other Loan Party to take, such actions as are necessary or as the Administrative Agent or the Required Lenders may reasonably request from time to time to carry out the terms and conditions of this Agreement and the other Loan Documents.

3.20. Debt. Section 11.1 is amended by deleting clauses (c), (d), and (g) in their entirety and replacing them with the following, respectively:

(c) Debt of Loan Parties other than the Company (and which is non-recourse to the Company) secured by Liens on real property permitted by Section 11.2(d), and extensions, renewals and refinancings thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $30,000,000;

(d) (i) Debt which is unsecured provided that (x) the incurrence of such Debt would not cause, either immediately or in the foreseeable future, a violation of the covenant contained in Section 11.14.2 and (y) the documents governing such Debt do not contain covenants (including quantitative covenants and financial covenants) which are more restrictive than the covenants contained in this Agreement or which the Loan Parties could violate without violating the covenants contained in this Agreement, and (ii) Subordinated Debt which is unsecured;

(g) Debt under Capital Leases for capital assets whose aggregate cost if purchased would not exceed $30,000,000;

3.21. Acquisitions. Section 11.5 is amended by deleting clause (G) in its entirety and replacing it with the following: “(G) reserved.” and by deleting the last sentence of Section 11.5 which begins with the words “The condition contained in clause (G)” in its entirety.

3.22. Fixed Charge Coverage Ratio. Section 11.14.1 is amended by replacing the words “less than 1.50 to 1.00” with the words “less than 1.75 to 1.00”.

3.23. Minimum Net Worth. Section 11.14.3 is deleted in its entirety and replaced with the following:

11.14.3 Minimum Net Worth. Not permit the Net Worth of the Company and its Subsidiaries to be less than $255,000,000 as of September 9, 2005, or as of the end of each Fiscal Quarter to be less than an amount equal to the sum of $255,000,000 plus the sum of (a) an amount equal to 50% of Consolidated Net Income (without deduction for losses) on a cumulative basis from and after July 1, 2005, (b) an amount equal to 50% of the net proceeds (defined as gross proceeds less reasonable brokers’ and underwriters’ fees and commissions and other reasonable expenses of the issuance) of the issuance by Company or any other Loan Party of any Capital Securities on a cumulative basis from the Closing Date through the date of measurement, and (c) an amount equal to 50% of any increase in the Net Worth of the Company and its Subsidiaries associated with an Acquisition permitted by Section 11.5 on a cumulative basis from the Closing Date through the date of measurement.

3.24. Capital Structure; Equity Securities. Section 11.17 is deleted in its entirety and replaced with the following:

11.17 Capital Structure; Equity Securities. Not, and not permit any other Loan Party to, (i) make any change in its capital structure which has or could have a Material Adverse Effect; or (ii) create any new class of stock, issue any stock, or create or issue any other equity or non-equity securities except for stock or other equity or non-equity securities which at the time of issuance would not, and which at any time thereafter could not, obligate Company or any other Loan Party to violate Section 11.4.

3.25. New Subsidiaries. Section 11.18 is amended by deleting the text of clauses (i) and (iii) in their entirety and replacing it with “reserved”.

3.26. Pledge Agreement. Section 12.1.5 is amended by deleting the text thereof in its entirety and replacing it with “Reserved.”

3.27. Guaranty. Section 12.1.6 is amended by deleting the text thereof in its entirety and replacing it with “Reserved.”

3.28. Waiver; Amendments. Section 15.1 is amended by deleting the text of clause (d) in its entirety and replacing it with the following: “release all or any material Collateral granted under the Collateral Documents, change the definition of Required Lenders, any provision of this Section 15.1, or reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent, without, in each case, the written consent of all Lenders.”

3.29. Annex A. Annex A is deleted in its entirety and replaced with Annex A attached hereto.

3.30. Annex B. Annex B is deleted in its entirety and replaced with Annex B attached hereto.

3.31. Exhibit B. Exhibit B is deleted in its entirety and replaced with Exhibit B attached hereto.

3.32. Schedules. Schedules 9.23 and 11.1 are amended as described in Exhibit C attached hereto.

4. Representations and Warranties. Company hereby represents and warrants to Administrative Agent and each Lender that (i) this Amendment and each and every other document and instrument delivered by Company in connection with this Amendment (each, an Amendment Document and, collectively, the Amendment Documents) has been duly authorized by its Board of Directors, (ii) no consents are necessary from any third Person for its execution, delivery or performance of the Amendment Documents to which it is a party which have not been obtained and a copy thereof delivered to Administrative Agent, (iii) each of the Amendment Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally or by equitable principles of general application (whether considered in an action at law or in equity), (iv) all of the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct with the same force and effect as if made on and as of the effective date of this Amendment, except that with respect to the representations and warranties made regarding financial data, such representations and warranties are hereby made with respect to the most recent financial statements and other financial data (in the form required by the Original Loan Agreement) delivered by it to Administrative Agent, and (v) there exists no Unmatured Event of Default or Event of Default under the Original Loan Agreement.

5. Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement or any of the other Loan Documents or any Unmatured Event of Default or Event of Default, nor act as a release or subordination of the Liens of Administrative Agent under the Loan Documents, except as expressly provided herein. Each reference in the Original Loan Agreement to the Agreement, hereunder, hereof, herein, or words of like import, shall be read as referring to the Original Loan Agreement as amended hereby. Each reference in the other Loan Documents to the Loan Agreement shall be read as referring to the Original Loan Agreement, as amended hereby.

6. Release of Collateral and Guaranty. Upon the effectiveness of this Amendment, Administrative Agent releases its Lien on all Capital Securities, dividends, and proceeds thereof previously pledged to Administrative Agent by Company or any other Loan Party and releases the Guaranty.

7. Reaffirmation. Company hereby acknowledges and confirms that (i) except as expressly amended hereby, the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) it has no defenses to its obligations under the Loan Agreement or any of the other Loan Documents to which it is a party, (iv) the Liens of Administrative Agent under the Loan Documents continue in full force and effect and have the same priority as before this Amendment except as expressly provided herein, and (v) it has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

8. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, each of which shall be deemed an original, but all of which counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

9. Counterpart Facsimile Execution. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

10. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

11. Section Titles. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

12. Incorporation By Reference. Administrative Agent, the Lenders, and Company hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

13. New Titles. Wachovia Capital Markets, LLC is hereby given the title of “Co-Lead Arranger” under the Loan Agreement and the Loan Documents, Wachovia Bank, National Association is hereby given the title of “Co-Syndication Agent” under the Loan Agreement and the Loan Documents, and National City Bank of the Midwest is hereby given the title of “Co-Syndication Agent” under the Loan Agreement and the Loan Documents. Nothing contained in the foregoing sentence shall give Wachovia Capital Markets, LLC, Wachovia Bank, National Association or National City Bank of the Midwest any additional rights or obligations under the Loan Agreement or the Loan Documents.

14. Statutory Notice - Oral Commitments. Nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents or this Amendment:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (COMPANY) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

COMPANY ACKNOWLEDGES THAT THERE ARE NO OTHER AGREEMENTS BETWEEN ADMINISTRATIVE AGENT OR ANY LENDER AND COMPANY, ORAL OR WRITTEN, CONCERNING THE SUBJECT MATTER OF THE LOAN DOCUMENTS, AND THAT ALL PRIOR AGREEMENTS CONCERNING THE SAME SUBJECT MATTER, INCLUDING ANY PROPOSAL, TERM SHEET OR LETTER, ARE MERGED INTO THE LOAN DOCUMENTS AND THEREBY EXTINGUISHED.

{remainder of page intentionally left blank}

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by appropriate duly authorized officers as of the date first above written.

Company: CENTENE CORPORATION

By:	/s/ Karey L.Witty
Name:	Karey L.Witty
Title:	Senior Vice President and CFO

Administrative Agent:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Sam L. Dendrinas
Name:	Sam L. Dendrinas
Title:	First Vice President

[Borrower and Administrative Agent signature page to Amendment No. 2]

Lenders:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Sam L. Dendrinas
Name:	Sam L. Dendrinas
Title:	First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Jeanette A. Griffin
Name:	Jeanette A. Griffin
Title:	Director

NATIONAL CITY BANK OF THE MIDWEST

By:	/s/ William J. Tunis
Name:	William J. Tunis
Title:	Vice President

SUNTRUST BANK

By:	/s/ Greg <Illegible>
Name:	Greg <Illegible>
Title:	Vice President

REGIONS BANK

By:	/s/ Anne D. Silvestri
Name:	Anne D. Silvestri
Title:	Vice President

[Lender signature page to Amendment No. 2]

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount	Pro Rata Share
LaSalle Bank National Association	$65,000,000.00	32.50000%

Wachovia Bank, National Association	$50,000,000.00	25.00000%

National City Bank of the Midwest	$35,000,000.00	17.50000%

SunTrust Bank	$25,000,000.00	12.50000%

Regions Bank	$25,000,000.00	12.50000%

TOTALS	$200,000,000.00	100.00000%

ANNEX B

ADDRESSES FOR NOTICES

CENTENE CORPORATION

7711 Carondelet Avenue, Suite 800

Clayton, Missouri 63105

Attention: Karey L. Witty, Chief Financial Officer

Telephone: 314-725-4477

Facsimile: 314-725-5180

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Co-Lead Arranger, Issuing Lender and a Lender

Notices of Borrowing, Conversion, Continuation and Letter of Credit Issuance

135 South LaSalle Street, Suite 1425

Chicago, Illinois 60603

Attention: Maria M. Coronada, Team Leader, Syndication Analyst

Telephone: (312) 904-7517

Facsimile: (312) 904-4448

All Other Notices

135 South LaSalle Street

Chicago, Illinois 60603

Attention: Ann O’Shaughnessy

Telephone: (312) 904-6769

Facsimile: (312) 904-4364

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender

(and WACHOVIA CAPITAL MARKETS, LLC, as Co-Lead Arranger)

301 South College Street

Charlotte, North Carolina 28288

Attention: James Hill

Telephone: (704) 383-6234

Facsimile: (704) 383-7992

With a copy to:

1 S. Broad Street, PA4152

Philadelphia, Pennsylvania 19107

Jeanette Griffin

Telephone: (267) 321-6615

Facsimile: (267) 321-6702

NATIONAL CITY BANK OF THE MIDWEST, as Co-Syndication Agent and a Lender

10401 Clayton Road

St. Louis, Missouri 63131

Attention: William J. Tunis

Telephone: (314) 587-7869

Facsimile: (314) 991-4532

SUNTRUST BANK, as a Lender

201 4th Avenue, North

Nashville, Tennessee 37219

Attention: William Priester

Telephone: (615) 748-5969

Facsimile: (615) 748-5269

REGIONS BANK, as a Lender

8182 Maryland Avenue

St. Louis, Missouri 63105

Attention: Anne Silvestri

Telephone: (314) 615-2372

Facsimile: (314) 615-2355

ii

Exhibit A

Documents and Requirements

1.	Revolving Notes:

a.	LaSalle Bank National Association ($65,000,000)

b.	Wachovia Bank, National Association ($50,000,000)

c.	National City Bank of the Midwest ($35,000,000)

d.	SunTrust Bank ($25,000,000)

e.	Regions Bank ($25,000,000)

2.	Closing Certificate

3.	Master Assignment and Acceptance Agreement

4.	Current insurance certificates for Company and each Loan Party evidencing that Company and each Loan Party has in force insurance meeting the applicable requirements of the Credit Agreement

5.	Secretary’s Certificate of Company (certifying resolutions, Certificate of Incorporation, By-laws and Incumbency)

6.	Organizational chart, certified by Company as true, correct, and complete

7.	Good Standing Certificates for the following entities from the following jurisdictions:

a.	Company (Delaware and Missouri)

b.	Centene Management Company LLC (Wisconsin)

c.	Centene Company of Texas, L.P. (Texas)

d.	Managed Health Services Insurance Corp. (Wisconsin)[1]

e.	Superior HealthPlan, Inc. (Texas)

f.	Coordinated Care Corporation Indiana, Inc. (Indiana)

g.	Managed Health Services Illinois, Inc. (Illinois)

h.	MHS Consulting Corporation (Wisconsin)

i.	Bankers Reserve Life Insurance Company of Wisconsin (Wisconsin)

j.	University Health Plans, Inc. (New Jersey)

k.	CenCorp Consulting Company, Inc. (Delaware)

l.	Centene Finance Corporation (Delaware)

m.	Buckeye Community Health Plan, Inc. (Ohio)

n.	Centene Holdings LLC (Delaware)

o.	CCTX Holdings, LLC (Delaware)

p.	AirLogix, Inc. (Delaware)

q.	FirstGuard, Inc. (Delaware)

r.	FirstGuard Health Plan, Inc. (Missouri)

s.	Peach State Health Plan, Inc. (Georgia)

8.	Legal Opinion of Company’s counsel

[1]	Item is not a condition to the effectiveness of the Amendment. Company agrees to deliver this item on or before September 19, 2005.

9.	Such other documents, reports and information as Administrative Agent or Administrative Agent’s counsel deems reasonable and necessary

10.	Agent Fee Letter

11.	Payment of Administrative Agent’s fees, costs and expenses (including payment of Lewis, Rice & Fingersh invoice)

ii

Exhibit B

Compliance Certificate

FORM OF COMPLIANCE CERTIFICATE

To:	LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of September 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Centene Corporation (the “Company”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I.	Reports. A copy of the [annual audited/quarterly] report of the Company as at , (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations [(subject to the absence of footnotes and to normal year-end adjustments)] of the Company as of the Computation Date and has been prepared in accordance with GAAP consistently applied [is enclosed herewith] [may be found at the Company’s website at www.centene.com].

II.	Financial Tests. The Company hereby certifies and warrants to Administrative Agent, Issuing Lender and each Lender that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement and each of the enclosed are true and correct as at the Computation Date:

A.	Section 11.14.1 - Minimum Fixed Charge Coverage Ratio

1.	EBITDA

	a.	Consolidated Net Income	$

	b.	cash Interest Expense	$

	c.	income tax expense	$

	d.	depreciation expense	$

	e.	amortization expense	$

	f.	pro forma EBITDA from Acquisitions (without duplication of above)	$

	g.	EBITDA (sum of a, b, c, d, e, and f)	$

2.	income taxes paid		$

3.	unfinanced Capital Expenditures		$

4.	cash dividends paid		$

5.	sum of (2), (3), and (4)		$

	6.	remainder of (1)(g) minus (5)			$

	7.	cash Interest Expense			$

	8.	required payments of principal of Funded Debt (excluding Revolving Loans)			$

	9.	sum of (7) and (8)			$

	10.	ratio of (6) to (9)				to 1

	11.	minimum required				1.75 to 1

B.	Section 11.14.2 - Maximum Total Debt to EBITDA Ratio

	1.	Total Debt			$

	2.	EBITDA (from (A)(1)(g) above)			$

	3.	ratio of (1) to (2)				to 1

	4.	maximum allowed				2.00 to 1

C	Section 11.14.3 - Minimum Net Worth

		1.	Net Worth		$

		2.	minimum required Net Worth

			a.	base amount		$255,000,000

			b.	50% of cumulative
Consolidated Net Income
				since 7/1/05	$

			c.	50% of net proceeds from
				issuance of Capital Securities	$

			d.	50% of net proceeds from
increases in Net Worth
				attributable to Acquisitions	$

			e.	minimum required
Net Worth
				(sum of a, b, c, and d)	$

The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

ii

The Company has caused this Certificate to be executed and delivered by its duly authorized officer on                     ,             .

CENTENE CORPORATION

By:
Title:

iii

MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT

This Master Assignment and Acceptance Agreement (this “Agreement”) is dated as of September 9, 2005, and is by and among Centene Corporation (“Borrower”), LaSalle Bank National Association, as Administrative Agent and a Lender (“LaSalle”), National City Bank of the Midwest (“National City”), Wachovia Bank, National Association (“Wachovia”), JP Morgan Chase Bank, N.A. (“JP Morgan”), Oak Brook Bank (“Oak Brook”), SunTrust Bank (“SunTrust”), and Regions Bank (“Regions”).

RECITALS:

A. LaSalle, National City, Wachovia, JP Morgan, and Oak Brook are collectively referred to herein as the “Prior Lenders”. LaSalle, National City, Wachovia, SunTrust, and Regions are collectively referred to herein as the “New Lenders.

B. Reference is made to the Credit Agreement dated as of September 14, 2004 by and among Borrower, LaSalle, as Administrative Agent, and the Prior Lenders, as amended by that certain Amendment No. 1 thereto dated as of July 18, 2005 (the “Prior Loan Agreement”). The Commitments and Pro Rata Shares of the Prior Lenders under the Prior Loan Agreement are listed on Exhibit A attached hereto.

C. Reference is made to that certain Amendment No. 2 to Credit Agreement of even date herewith among Borrower, LaSalle, as Administrative Agent, and the New Lenders (the “Amendment”). The Prior Loan Agreement, as amended by the Amendment, is referred to herein as the “New Loan Agreement”.

D. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Prior Loan Agreement.

AGREEMENT:

1. This Agreement shall be effective on the date first written above upon the execution of this Agreement by each of the parties listed on the signature pages hereto and upon the occurrence of the fundings contemplated herein, which shall be effective simultaneously with the effectiveness of the Amendment.

2. SunTrust and Regions each hereby join the New Loan Agreement as a Lender. In connection with this Agreement, and simultaneously with its effectiveness, (i) SunTrust and Regions will each become a Lender for all purposes under the New Loan Agreement and the other Loan Documents, (ii) LaSalle, National City, and Wachovia will each continue to be a Lender for all purposes under the New Loan Agreement and the other Loan Documents, and (iii) JP Morgan and Oak Brook will each cease to be a Lender under the New Loan Agreement and the other Loan Documents.

3. Upon the full and complete execution of this Agreement, the Administrative Agent shall arrange, and the Prior Lenders and New Lenders shall fully cooperate, in making or receiving, as directed by the Administrative Agent (pursuant to separate written instructions provided by Administrative Agent), wire transfers and fund transfers as necessary for each of the New Lenders to have the Commitments and Pro Rata Shares under the New Loan Agreement as described in Exhibit B attached hereto and for JP Morgan and Oak Brook to have their Pro Rata Shares of the Obligations paid in full as of the date hereof.

4. Each New Lender agrees that, to the extent it has purchased and assumed or is found to have purchased and assumed from any Prior Lender any interest in any Loan, the Prior Loan Agreement and the Loan Documents, that it has purchased and assumed such interest without recourse and without representation or warranty except as expressly set forth in this Agreement, and any such assignment by any Prior Lender to any New Lender shall be without recourse and without representation or warranty except as expressly set forth in this Agreement.

5. After giving effect to the transactions described herein, the Lenders (including, without limitation, each New Lender) and their respective Commitments and Pro Rata Shares under (and as defined in) the New Loan Agreement will be as listed on Exhibit B attached hereto.

6. The Prior Lenders represent and warrant to the New Lenders that, immediately prior to the effectiveness of this Agreement, they are the legal and beneficial owner of the Loans and the interests being assigned hereby, and that such Loans and interest are free and clear of any adverse claim. The Prior Lenders and Administrative Agent (i) make no representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (ii) make no representation or warranty and assume no responsibility with respect to the financial condition of Borrower, any Loan Party or any guarantor of the Obligations, or the performance or observance by Borrower or any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

7. Each New Lender (i) confirms, covenants and agrees that it has received a copy of the New Loan Agreement (including the Amendment) and the Loan Documents, together with copies of the financial statements referred to therein and such other documents and information, financial or otherwise, as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the New Loan Agreement and become a Lender, and confirms and covenants that it has entered into this Agreement and the New Loan Agreement based on its own credit analysis and decision and without reliance upon any information provided by, or statement made by, Administrative Agent or any other Lender or Prior Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Prior Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the New Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the New Loan Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the New Loan Agreement and the other Loan Documents are required to be performed by it as a Lender; and (v) promptly provide to Administrative Agent any U.S. Internal Revenue Service or other forms required under the New Loan Agreement.

8. This Agreement, and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

{remainder of page intentionally left blank; signature pages immediately follows}

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IN WITNESS WHEREOF, the each of the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon.

CENTENE CORPORATION, a Delaware corporation, as Borrower

By:	/s/ Karey L. Wiity
Name:	Karey L. Witty
Title:	Senior Vice President and CFO

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Prior Lender, and New Lender

By:	/s/ Sam L. Dendrinas
Name:	Sam L. Dendrinas
Title:	First Vice President

NATIONAL CITY BANK OF THE MIDWEST, as Prior Lender and New Lender

By:	/s/ William J. Tunis
Name:	William J. Tunis
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Prior Lender and New Lender

By:	/s/ Jeanette A. Griffin
Name:	Jeanette A. Griffin
Title:	Director

JP MORGAN CHASE BANK, N.A., as Prior Lender

By:	/s/ Thomas T. Hou
Name:	Thomas T. Hou
Title:	Vice President

OAK BROOK BANK, as Prior Lender

By:	/s/ George C. Clam
Name:	George C. Clam
Title:	Vice Chairman

SUNTRUST BANK, as New Lender

By:	/s/ Greg <Illegible>
Name:	Greg <Illegible>
Title:	Vice President

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REGIONS BANK, as New Lender

By:	/s/ Anne D. Silvestri
Name:	Anne D. Silvestri
Title:	Vice President

{end of signatures}

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EXHIBIT A

PRIOR LENDERS

Existing Lenders’ Commitments and Pro-Rata Shares

(prior to effectiveness of this Agreement)

LENDER	REVOLVING COMMITMENT AMOUNT	PRO-RATA SHARES
LaSalle Bank National Association	$40,000,000.00	40.00000%

National City Bank of the Midwest	$25,000,000.00	25.00000%

Wachovia Bank, National Association	$15,000,000.00	15.00000%

JP Morgan Chase Bank, N.A.	$15,000,000.00	15.00000%

Oak Brook Bank	$5,000,000.00	5.00000%

AGGREGATES	$100,000,000.00	100.00000%

EXHIBIT B

Lenders’ Commitments and Pro-Rata Shares

(upon effectiveness of this Agreement)

LENDER	REVOLVING COMMITMENT AMOUNT	PRO-RATA SHARES
LaSalle Bank National Association	$65,000,000.00	32.50000%

Wachovia Bank, National Association	$50,000,000.00	25.00000%

National City Bank of the Midwest	$35,000,000.00	17.50000%

SunTrust Bank	$25,000,000.00	12.50000%

Regions Bank	$25,000,000.00	12.50000%

AGGREGATES	$200,000,000.00	100.00000%

AMENDED AND RESTATED NOTE

THIS DOES NOT CONSTITUTE A NOVATION

September 9, 2005
$35,000,000.00	Chicago, Illinois

The undersigned, for value received, promises to pay to the order of National City Bank of the Midwest (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Note (this “Note”) evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

This Note is an amendment and restatement, but not a novation or refinancing, of that certain Note executed by the undersigned and payable to the order of Lender in the original principal amount of $25,000,000 dated September 14, 2004. This Note does not evidence or effect a release or relinquishment of the priority of the Liens of Lender or Administrative Agent in any of the Collateral.

CENTENE CORPORATION

By:	/s/ Karey L. Witty
Title:	Senior Vice President and CFO

AMENDED AND RESTATED NOTE

THIS DOES NOT CONSTITUTE A NOVATION

September 9, 2005
$50,000,000.00	Chicago, Illinois

The undersigned, for value received, promises to pay to the order of Wachovia Bank, National Association (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Note (this “Note”) evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

This Note is an amendment and restatement, but not a novation or refinancing, of that certain Note executed by the undersigned and payable to the order of Lender in the original principal amount of $15,000,000 dated September 14, 2004. This Note does not evidence or effect a release or relinquishment of the priority of the Liens of Lender or Administrative Agent in any of the Collateral.

CENTENE CORPORATION

By:	/s/ Karey L. Witty
Title:	Senior Vice President and CFO

NOTE

September 9, 2005
$25,000,000.00	Chicago, Illinois

The undersigned, for value received, promises to pay to the order of Regions Bank (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

CENTENE CORPORATION

By:	/s/ Karey L. Witty
Title:	Senior Vice President and CFO

NOTE

September 9, 2005
$25,000,000.00	Chicago, Illinois

The undersigned, for value received, promises to pay to the order of SunTrust Bank (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

CENTENE CORPORATION

By:	/s/ Karey L. Witty
Title:	Senior Vice President and CFO

AMENDED AND RESTATED NOTE

THIS DOES NOT CONSTITUTE A NOVATION

September 9, 2005
$65,000,000.00	Chicago, Illinois

The undersigned, for value received, promises to pay to the order of LaSalle Bank National Association (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Note (this “Note”) evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 14, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

This Note is an amendment and restatement, but not a novation or refinancing, of that certain Note executed by the undersigned and payable to the order of Lender in the original principal amount of $40,000,000 dated December 2, 2004. This Note does not evidence or effect a release or relinquishment of the priority of the Liens of Lender or Administrative Agent in any of the Collateral.

CENTENE CORPORATION

By:	/s/ Karey L. Witty
Title:	Senior Vice President and CFO

CLOSING CERTIFICATE

This Closing Certificate (this “Certificate”) is delivered in connection with that certain Amendment No. 2 dated as of September 9, 2005 (the “Amendment”) to Credit Agreement dated September 14, 2004 by and among CENTENE CORPORATION, a Delaware corporation (“Borrower”), LASALLE BANK NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders (“Administrative Agent”) and the Lenders (as amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement.

The undersigned hereby certifies to Administrative Agent and the Lenders that as of the date of this Certificate, after giving effect to the execution of the Amendment and the effectiveness of the Amendment:

(a) the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents are true and correct in all respects;

(b) no Event of Default or Unmatured Event of Default has occurred and is continuing;

(c) all of the conditions to the making of the Loans described in the Credit Agreement have been and remain satisfied, and the conditions to the effectiveness of the Amendment have been and remain satisfied;

(d) the Amendment has been duly authorized by Borrower’s board of directors;

(e) since December 31, 2004 there has been no change in the financial condition or business operations of Borrower or any Loan Party which could reasonably be expected to result in a Material Adverse Effect;

(f) no consents are necessary from any third parties for Borrower’s execution, delivery or performance of the Credit Agreement which have not been obtained;

(g) the Amendment, the Credit Agreement and all of the other Loan Documents constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms except as enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors’ rights generally or by the application of equity principles; and

(h) there are no proceedings or any kind, pending or, to the knowledge of Borrower, threatened against Borrower or any Loan Party which could reasonably be expected to result in a Material Adverse Effect.

Dated as of September 9, 2005.

CENTENE CORPORATION

By:	/s/ Karey L. Witty
Name:	Karey L. Witty
Title:	Senior Vice President and CFO